Investor Day Verint AI Differentiation December 13, 2023

Disclaimers Forward-Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com. 2

Verint’s AI Opportunity Dan Bodner Chief Executive Officer

# Agenda

| Topic | Speaker |
|---|---|
| **Welcome** | Matt Frankel<br>*Investor Relations Director* |
| **Verint AI Opportunity** | Dan Bodner<br>*Chief Executive Officer* |
| **Verint AI Differentiation** | Jaime Meritt<br>*Chief Product Officer* |
| **Verint Open Platform** | Rob Scudiere<br>*Chief Technology Officer* |
| **Verint AI Go-To-Market** | Steve Seger<br>*Chief Revenue Officer* |
| **Verint Financial Model** | Grant Highlander<br>*Chief Financial Officer* |
| **Q&A** | All |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

4

Largest Expense in CX Industry is the Workforce 50 Million Customer Engagement Employees X $40K = $2 Trillion Average Salary Annual CX Labor Spend Brands Look for AI to Increase CX Automation 5

Industry Analysts Expect AI to Accelerate CX Automation “We believe AI-based solutions can bring 85% cost savings (mostly labor) to customers by meaningfully reducing the live agents/seats.” – OMDIA “AI can significantly improve customer service operations in a multitude of ways…including cost reduction, revenue growth and service quality” – GARTNER “Contact centers using AI achieve faster response times, which in turn is improving overall customer satisfaction.” – CMS WIRE 6

Problem: Brands Need to Do More with Same Resources Solution: A CX Automation Platform Enabling the New Workforce Elevated consumer expectations TimeBudget & Resources The New Workforce People and Bots Working Together 7

Increasing CX Automation Drives Huge ROI CX Automation allows brands to increase labor capacity and elevate CX Contact Center: PAST Contact Center: FUTURE Bots Increase Workforce Capacity and Elevate CX 8

Verint’s AI Journey

Verint's AI Journey Unstructured Data Leader Verint 1.0 1994 WFO Leader Verint 2.0 2006 WFE Leader Verint 3.0 2016 CX Automation Leader Verint 4.0 2023 Security Spin Off in 2021 Pure-play CX Leader 10

11 Verint Today – Large Enterprise Customer Base Agent Licenses: 4 Million Deployed Interactions Volume: 30 Billion Annually

12 Verint CX Automation Platform Differentiation • Behavioral Data at the Core • A Team of Specialized Bots • Open Design

Verint Platform Empowers the New Workforce 35 specialized bots available today and increasing 13

Verint Growth Opportunity

Brands Adopt AI to Reduce Their Overall CX Spending Labor cost greatly reduced while tech investment increases 15 Tech Spending Labor Spending TODAY Human Workforce

Brands Adopt AI to Reduce Their Overall CX Spending Labor cost greatly reduced while tech investment increases 16 Brands' Net Benefit Spending Reduction Verint Benefits from Brands Increasing Their Tech Investment Tech Spending Labor Spending Next People and Bots Workforce

Uniquely Positioned to Deliver AI to Base and New Logos Customer Base New Logos 4 Million Agents 30 Billion Interactions Annually 100 New Logos Per Quarter More Than 300 Partners 17

Verint Targets “Rule of 40” in FYE27 AI adoption accelerates Bundled SaaS growth Growing Non-GAAP Diluted EPS Faster than Revenue Accelerating Revenue Growth to ~10% Expanding to ~30% Adjusted EBITDA Margins 18 Note: Guidance is provided on a non-GAAP basis. Growth rates are on a year over year basis.

Verint AI Differentiation Jaime Meritt Chief Product Officer

Automates a single human function. Does only one thing, but does it well. Automates One Function . 20 What Is a Bot? Works Well with Other Bots Augments a Specific Role Automates without Disruption

21 Latest AI innovation, trained on relevant data, delivered to workforce without disruption Differentiation: All Bots Live in the Verint Open Platform All Rights Reserved Worldwide. © 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Verint”), its subsidiaries, or its respective licensor owners. Verint Data Hub “The Bot Gym” Verint Da Vinci AI “The Bot Factory” Verint Workflows “AI to Agents Fingertips”

Increase Agent Capacity Team of Agent Bots and Enterprise Bots Available in the Platform to reduce operating costs and elevate CX Each bot embedded in CX workflows to deliver business outcomes Workload Forecasting Compliance Scoring CX Scoring Extended Workload Forecasting Intent Discovery Knowledge Creation Performance Scoring Quality Template Transcription Tuning Wrap-up Voice Wrap-up Digital Performance Coaching Knowledge Suggestion Sentiment Coaching Agent Virtual Assistant Agent Transfer Self-service Transfer Advanced Containment 22 Agent Bots Enterprise Bots Increase Capacity of Other Roles in CX Workforce

Increasing CX Automation Drives Huge ROI CX Automation allows brands to increase labor capacity and elevate CX Contact Center: PAST Contact Center: FUTURE Bots Increase Workforce Capacity and Elevate CX 23

CX Automation Demo Part 1

Summary of What you just saw… This slide exists for production to know that Jaime will come back on screen and talk about what you just saw.

CX Automation Demo Part 2

Bot Pricing Model

Significant Brand Savings. Significant Verint TAM Growth Example 1: Voice Containment Bot Assumptions: Agent cost $40k and handles 7,200 interactions per year 28 $0.06 Cost of Verint Software to Empower Agent (per Interaction) $5.50 Cost of Agent Labor (per Interaction) Before $0.20 Cost of Verint Bot (per Contained Interaction) After

Containment Bot Customer Human Capital Technology Vendor Alight 29

Play Customer Video 30

31 Verint Containment Bot: Market Leadership Opus Conversational AI Report “For organizations looking to transform engagement through intelligent automation, Verint presents a strong option with proven technology and a track record of successful deployments.” Verint receives top scores in all criteria: 2023 Conversational AI Intelliview: Decision Makers Guide to Enterprise Intelligent Assistants, Opus Research

Significant Brand Savings and Significant Verint TAM Growth Example 2: Interaction Wrap-up Bot Assumptions: Agent cost $40k and handles 7,200 interactions per year. 32 $0.01 Cost of Verint Agent License (for wrap-up time of interaction Before $0.05 Cost of Verint Bot (for automated wrap-up of interaction) After $1.18 Cost of Agent Labor (for wrap-up of interaction)

Contact Center Illustration of People and Bots Working Together

Contact Center Scenario 2,000 seat contact center planning for a 20% increase in interaction growth Deploys a team of bots to increase workforce capacity Deploying a Team of Bots Can Drive a 20% Increase in Agent Capacity 100% of interactions Interaction Wrap-up Bot 50% of interactions Performance Coaching Bot 50% of interactions Knowledge Suggestion Bot 10% of interactions Voice Containment Bot Team of Bots to Increase Workforce Capacity Verint Gets Paid Based on Bots' Volumes of Interaction 34

Brand Economics: Significant Savings Adding bots instead of agents results in $14.7 million annual savings Bot Option: Deploy a Team of Bots Total Workforce: 2,000 Agents + Bots Interaction Wrap-up Advanced Containment Performance Coaching Knowledge Suggestion Agent Option: Add 400 Agents Total Workforce: 2,400 Agents OR Incremental Bot Cost $1.3 Million Incremental Labor Cost $16 Million

Bot Option: Verint Sells Bots Licenses Interaction Wrap-up Advanced Containment Performance Coaching Knowledge Suggestion Agent Option: Verint Sells 400 Agent Licenses OR Incremental Verint Revenue $1.3 Million Incremental Verint Revenue $200,000 Verint Economics: Significant TAM Growth Bots represents a significant incremental revenue opportunity for Verint

Brands Need to Orchestrate the New Workforce Verint Platform Orchestrates Work Across People and Bots Flexibility to shift work from people to bots to drive increasing ROI BotsAgents

Verint Open Platform Rob Scudiere Chief Technology Officer

Workforce Engagement Applications Best of breed market leader 39

40 Verint Open Platform Engagement Data Hub Verint Da Vinci AI Empower your customer operations with real-time behavioral data Deploy latest AI innovation to augment the human workforce Platform Is designed with data and AI at the core to increase CX Automation

Verint Da Vinci AI is “The Bot Factory” Using latest AI innovation to create expert bots Verint Da Vinci AI is Open Leverage latest innovation from commercial AI vendors as well as proprietary AI models 41 Verint Da Vinci AI is at Platform Core Powers all applications running in the platform, accelerating pace of innovation Verint Da Vinci AI evaluates AI models based on deep expertise in customer engagement "Bot Factory" for Customer Engagement

Verint Data Hub Is “The Bot Gym” Unifying siloed behavioral data across the enterprise Interaction Data Voice Digital Social CCaaS UCaaS Teams Zoom Workforce Data Contact Center Back Office Branches Experience Data Email Surveys Post-call Surveys Digital Experience Relevant Behavioral Data Available in Verint Data Hub 42

Engagement Data Hub Unlocking value of behavioral data across many business use cases Verint Open Data Hub is Differentiated 43

Bots Augment the Workforce Without Disruption • Each bot is designed to help a specific workforce role Bots Are Designed to Do ONE Thing and Do it Well Bots are Embedded in Workflows to Avoid Disruption • Bots are built into workflows to augment the workforce • Bots in the Verint Cloud are available for on-prem customers Bots become experts when powered by relevant data 44

Factory, Gym, Workflows. Fast Pace of AI Innovation 45 35 specialized bots available today and increasing fast

Innovation Easy for cloud and on-prem customers to consume bots Adoption Adoption aligned to business priorities with volume consumption No Disruption Open design enables "start anywhere" to avoid disruptive transformation Future Proof Investment Open design is critical given rapid pace of technological innovation 46 Easy for Customer to Evolve and Adopt Bots Customer-driven innovation based on their desired journey

Summary Differentiated open platform delivers rapid innovation Unique behavioral data is the fuel for bots DaVinci takes advantage of the latest AI innovations Bots are available to all Verint customers

Verint AI Go-to-Market Steve Seger Chief Revenue Officer

49 Differentiated Open Platform Adopted by some of the world's leading brands 10 of 10 Largest US Insurance Companies 10 of 10 Largest US Banks 8 of 10 Largest US Healthcare Companies

Why Do We Win? Highly Differentiated Open CX Automation Platform Easy to Infuse AI Into Existing CX Workflows Flexible Path to the Verint Cloud without Disruption 50

Customer and Partner Interviews 51

Systems integrator focused on contact centners Joint customers include some of the largest banks and insurance companies in Canada including Bank of Montreal, Bank of Nova Scotia, RBS, TD Bank and Manulife Connex Introduction Open platform and AI evangelist 52

Play Customer Video 53

Operates a variety of hotel brands, including Holiday Inn, Kimpton, Crown Plaza, Iberostar IHG Introduction Achieved strong ROI with the Verint Containment Bot 54

Play Customer Video 55

Moving to the Verint Cloud with great flexibility Credit union serving 13 million members, including military, veterans, and their families Navy Federal Introduction 56

Play Customer Video 57

Key Takeaways From Interviews Partners and customers are excited about AI and the Verint approach to AI They started to adopt AI with Verint and plan to increase adoption over time Verint made it easy for customers to adopt AI gradually and increase over time 58 Note: Guidance is provided on a non-GAAP basis.

Summary Tremendous amount of interest in AI from base and new logos Verint is uniquely positioned to infuse AI into workflows and increase CX automation 59

Verint Financial Model Grant Highlander Chief Financial Officer

Verint Financial Model Topics 1 2 3 61 Verint’s SaaS Journey Since Spin – Last Three Years Our Next Chapter – Next Three-year Trends How We Will Measure and Report Our Progress Free Cash Flow and Capital Allocation4

Verint’s SaaS Journey Since the Spin – Last Three Years Expect >$500 million of SaaS revenue in FYE24 Increased revenue every year during SaaS transition Completed perpetual to SaaS transition Launched a highly differentiated CX automation platform 62 Note: Guidance is provided on a non-GAAP basis.

Expect to Scale to >$500 Million of Total SaaS Revenue in FYE24 Our customer base deployed our platform in both Verint Cloud and “Other Clouds” 63 Verint Cloud = Bundled SaaS “Other Clouds” = Unbundled SaaS >30% CAGR Note: Guidance is provided on a non-GAAP basis. Amounts are USD millions. $227m $218m ~$514m GAAP Non-GAAP Note: “Other Clouds” is when the Verint software is hosted in a partner cloud, customer cloud, or customer data center. FYE24FYE21 Guidance

FYE24 Guidance – Revenue Streams 83% Software Product; 17% Services 64 FYE24 Revenue Streams Support, ~$138m Perpetual, ~$100m Unbundled SaaS, ~$262m Bundled SaaS, ~$252m Software Product Related Revenue Streams Note: Guidance is provided on a non-GAAP basis. Services, ~$158m

Unbundled SaaS $72 $140 $222 ~$262 $72 $140 $222 FYE21 FYE22 FYE23 FYE24 Guidance GAAP Non-GAAP Software Product Streams – Historical Trends Bundled and Unbundled SaaS – steady growth Perpetual License – completed transition to SaaS Support – on-going conversion to SaaS 65 SaaS Perpetual and Support FYE21 FYE22 FYE23 FYE24 Guidance $142 $138 $117 ~$100 FYE21 FYE22 FYE23 FYE24 Guidance $298 $245 $180 ~$138 Perpetual License Support GAAP Non-GAAP GAAP Non-GAAPGAAP Non-GAAP Bundled SaaS $155 $189 $225 ~$252 $146 $183 $223 FYE21 FYE22 FYE23 FYE24 Guidance $72 $ 40 Note: Guidance is provided on a non-GAAP basis. Amounts are USD millions. Unbundled SaaS revenue is the same on a GAAP and Non-GAAP basis in FYE23. Perpetual license revenue is the same on a GAAP and Non-GAAP basis from FYE21 through FYE23. $222 $298 $245 $180$142 $138 $117

SaaS Revenue – Historical Trends Bundled SaaS = Verint Cloud Revenue is ratable Today: AI Platform Innovation Unbundled SaaS = “Other Clouds” Revenue predominantly upfront Today: WFE Only Innovation Historically, large enterprise customers were able to deploy in Verint Cloud or “Other Clouds” Today, AI innovation is available only in the Verint Cloud 66 Note: “Other Clouds” is when the Verint software is hosted in a partner cloud, customer cloud, or customer data center.

Perpetual and Support – Historical Trends Perpetual Levels off at ~$100 million Today: Revenue headwinds from perpetual transition behind us Support Decline moderating over time Today: Converting primarily to bundled SaaS Revenue headwinds from perpetual license to SaaS transition behind us 67 Note: Guidance is provided on a non-GAAP basis.

Gross Margin Expansion – Historical Trends Shift to SaaS driving gross margin expansion Reflects Verint Open Platform pricing power Up ~200bps 68 68.8% 69.8% ~71% 65.9% 67.3% FYE22 FYE23 FYE24 Guidance GAAP Non-GAAP Note: Guidance is provided on a non-GAAP basis

69 Launched CX Automation Platform Earlier this Year Highly differentiated with behavioral data and AI at the core >13% of Revenue Invested in R&D ~1,200 R&D Professionals Note: R&D % of Revenue based on FYE24 Q3 YTD amounts

Our Next Chapter: Next Three-Year Trends

Next Chapter – Accelerated Growth With SaaS Transition Complete, Shifting Focus to Monetizing AI 71

# Software Product Streams – Expected Future Trends

## Targeting "Rule of 40" in FYE27



Bundled SaaS
Unbundled SaaS
Support
Perpetual License
~$262
~$252
~$138
~$100
FYE24
Guidance
FYE25
Target
FYE26
Target
FYE27
Target
Bundled SaaS
Unbundled SaaS
Support
Perpetual

Note: Guidance and targets provided on a non-GAAP basis. Amounts are USD millions.

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

72

Unbundled SaaS Revenue – Expected Future Trends Trend reflects industry shift to AI, which is available only in bundled SaaS ~$262 FYE24 FYE25 FYE26 FYE27 Unbundled SaaS 73 Unbundled SaaS Revenue Unbundled SaaS Revenue Trends FYE25: Slight increase FYE26 and FYE27: Slight decrease Note: Guidance and targets provided on a non-GAAP basis. Amounts are USD millions. Guidance Target Target Target

# Unbundled SaaS Revenue – Inflows and Outflows

**FYE25: expect slight increase in revenue**

**FYE26/FYE27: expect slight decrease in revenue driven by gradual conversion to Bundled SaaS**

Unbundled SaaS represents only ~10% of pipeline today; future bookings primarily bundled


New Bookings
Renewals
Unbundled SaaS
Revenue Pool

Waterfall drives steady revenue from multi-year Unbundled SaaS renewals

Conversion - Unbundled SaaS gradually converts to bundled SaaS

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

74

~$252 FYE24 FYE25 FYE26 FYE27 Bundled SaaS Bundled SaaS Revenue – Expected Future Trends >20% growth driven by AI adoption 75 Bundled SaaS Revenue Trends >20% Growth in FYE25, FYE26 and FYE27 Bundled SaaS Revenue Note: Guidance and targets provided on a non-GAAP basis. Amounts are USD millions. Growth is provided on a year-over-year basis. Guidance Target Target Target

Bundled SaaS Revenue – Growth Acceleration Factors Increase Bot Consumption As Interaction Volume Grows Deliver Bots to Augment Four Million Agents in Customer Base Add New Logos 76

What if Verint Base Replaced 10% of Their Agents with Verint Bots? Verint revenue would increase by $1.1 billion Lost Revenue from Agent License $200 Million Gained Revenue from Bot License $1.3 Billion 77

# Perpetual and Support Streams – Expected Future Trends

## Perpetual License revenue headwind behind us in FYE25



~$138
~$100
Support
Perpetual License
FYE24
Guidance
FYE25
Target
FYE26
Target
FYE27
Target
Support
Perpetual

**Support**
~10% average annual decline; converting to Bundled SaaS

**Perpetual**
Flat at ~$100 Million

Note: Guidance is provided on a non-GAAP basis. Amounts in USD millions.

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

78

Fiscal 2025 Guidance Revenue Guidance Growth: Mid-Single Digits Bundled SaaS Revenue Growth: >20% Non-GAAP Diluted EPS Growth: Slightly Faster than Revenue Free Cash Flow Growth: ~50% Note: Guidance is provided on a non-GAAP basis. Growth rates are provided on a year-over-year basis.

Targeting “Rule of 40” in FYE27 AI adoption expected to accelerate Bundled SaaS growth Growing Non-GAAP Diluted EPS Faster than Revenue Accelerating Revenue Growth to ~10% Expanding Adjusted EBITDA Margins to ~30% 80 Note: Guidance is provided on a non-GAAP basis. Growth rates are on a year over year basis.

How We Will Measure and Report Our Progress 81

Next Three Years – Reporting SaaS KPIs Bundled SaaS Revenue SaaS ARR Bundled New SaaS ACV Bookings Free Cash Flow 82

SaaS ARR Normalizes different revenue recognition between Bundled and Unbundled SaaS SaaS ARR Normalizes Revenue Accounting SaaS ARR represents the annual run rate value of SaaS contracts and is not impacted by differences in accounting 83

Free Cash Flow and Capital Allocation

# Free Cash Flow Acceleration

**FYE25 ~50% y-o-y growth driven by shift to bundled SaaS and elimination of one-timers**

**Free Cash Flow Definition**

GAAP Cash From Operations less CapEx

**FYE24 Guidance**

~$120 Million, up ~15% year-over-year

**FYE25 Target**

~$180 Million, up ~50% year-over-year

**FYE26 and FYE27 Expected Trends**

Double Digit CAGR

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

85

Strong Balance Sheet with Low Leverage Free Cash Flow Expected to Add $600 Million to Balance Sheet Over Next Three Years Majority of Free Cash Flow Expected to be Allocated to Ongoing Buyback Program Capital Allocation 86

Summary 87 Brands Adopting AI to Reduce Their Overall CX Spending Well Positioned with a Highly Differentiated CX Automation Platform Targeting “Rule of 40” In Three Years

Appendix

Financial Outlook

Financial Outlook Our non-GAAP outlook for year ending January 31, 2025 excludes the following GAAP measure which we are able to quantify with reasonable certainty:  Amortization of intangible assets of approximately $17 million. Our non-GAAP outlook for the year ending January 31, 2025 excludes the following GAAP measures for which we are able to provide a range of probable significance:  Stock-based compensation expenses are expected to be between approximately $64 million and $70 million, assuming market prices for our common stock approximately consistent with current levels. Our non-GAAP guidance does not include the potential impact of any in-process business acquisitions that may close after the date hereof, and, unless otherwise specified, reflects foreign currency exchange rates approximately consistent with current rates. Our non-GAAP three-year targets exclude various GAAP measures, including:  Amortization of intangible assets.  Stock-based compensation expenses.  Revenue adjustments.  Acquisition expenses.  Restructuring expenses. Our non-GAAP three-year targets also reflect income tax provisions on a non-GAAP basis. We are unable, without unreasonable efforts, to provide a reconciliation for these GAAP measures which are excluded from our non-GAAP three-year targets, due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. Our non-GAAP three-year targets reflect foreign currency exchange rates approximately consistent with current rates.

SaaS KPIs Year Ended Year Ended Year Ended Nine Month Ended 1/31/2021 1/31/2022 4/30/2022 7/31/2022 10/31/2022 1/31/2023 1/31/2023 4/30/2023 7/31/2023 10/31/2023 10/31/2023 ($ in millions) Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric Operating Metric SaaS ARR $397.4 $401.8 $428.4 $460.8 $498.0 $498.0 $493.7 $502.9 $512.3 $512.3 SaaS ARR Growth YoY 48.6% 41.7% 36.5% 25.3% 25.3% 22.9% 17.4% 11.2% 11.2% New SaaS ACV $24.1 $27.3 $26.8 $23.9 $16.0 $26.5 $25.4 $67.8 New SaaS ACV - Last Twelve Months $66.2 $94.0 $99.2 $99.9 $108.5 $102.1 $102.1 $94.0 $93.1 $91.7 New SaaS ACV - Last Twelve Months - Growth YoY 42.0% 35.8% 20.5% 26.7% 8.6% 8.6% -5.3% -6.8% -15.4% New SaaS ACV - Bundled SaaS Component $67.0 $15.0 $16.7 $17.4 $15.6 $64.7 $11.9 $21.0 $22.3 $55.1 Growth YoY 7.1% -18.1% 35.9% -21.4% -3.5% -21.1% 25.9% 28.2% 12.3% New SaaS ACV - Unbundled SaaS Component $26.9 $9.0 $10.6 $9.5 $8.3 $37.4 $4.1 $5.5 $3.1 $12.7 Growth YoY 89.4% 71.1% 71.2% -20.8% 38.7% -54.3% -48.5% -67.0% -56.3% Three Months Ended Three Month Ended

# Summary

($ in millions)

| Category | ($ in millions) | Year Ended 1/31/2021 GAAP | Year Ended 1/31/2021 Non-GAAP | Year Ended 1/31/2022 GAAP | Year Ended 1/31/2022 Non-GAAP |
|---|---|---|---|---|---|
| Revenue Metrics | Recurring Revenue | $575.6 | $586.0 | $633.1 | $639.3 |
| | Nonrecurring Revenue | $254.6 | $254.6 | $241.4 | $241.4 |
| | Total Revenue | $830.2 | $840.6 | $874.5 | $880.7 |
| | *Reported Revenue Growth* | -1.9% | -3.7% | 5.3% | 4.8% |
| | *Constant Currency Revenue Growth* | -2.1% | -3.9% | 4.2% | 3.6% |
| Recurring Revenue Mix | *% of Software Revenue that is Recurring Revenue* | 80.2% | 80.5% | 82.1% | 82.2% |
| Gross Profit Metrics | Gross Profit | $542.7 | $580.8 | $575.9 | $606.2 |
| | *Gross Margin %* | 65.4% | 69.1% | 65.9% | 68.8% |
| | *Gross Profit Growth YoY* | | | 6.1% | 4.4% |
| Operating Expense Metrics | Research and Development, net | $128.2 | $113.0 | $123.3 | $114.3 |
| | *% of Revenue* | 15.4% | 13.4% | 14.1% | 13.0% |
| | Selling, General and Administrative | $327.3 | $246.3 | $376.8 | $284.6 |
| | *% of Revenue* | 39.4% | 29.3% | 43.1% | 32.3% |
| Profitability Metrics | Operating (Loss) Income | $57.4 | $221.5 | $46.8 | $207.2 |
| | *Operating Margin %* | 6.9% | 26.4% | 5.4% | 23.5% |
| | Adjusted EBITDA | | $248.8 | | $232.5 |
| | *Adjusted EBITDA Margin* | | 29.6% | | 26.4% |
| | Diluted EPS | ($0.88) | $2.57 | ($0.07) | $2.28 |

| Category | ($ in millions) | Three Months Ended 4/30/2022 GAAP | 4/30/2022 Non-GAAP | 7/31/2022 GAAP | 7/31/2022 Non-GAAP | 10/31/2022 GAAP | 10/31/2022 Non-GAAP | 1/31/2023 GAAP | 1/31/2023 Non-GAAP | Year Ended 1/31/2023 GAAP | Year Ended 1/31/2023 Non-GAAP |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenue Metrics | Recurring Revenue | $159.4 | $160.7 | $166.4 | $167.2 | $174.2 | $174.6 | $185.5 | $186.0 | $685.5 | $688.5 |
| | Nonrecurring Revenue | $58.5 | $58.5 | $56.5 | $56.5 | $51.0 | $51.0 | $50.7 | $50.7 | $216.7 | $216.7 |
| | Total Revenue | $217.9 | $219.2 | $222.9 | $223.6 | $225.2 | $225.6 | $236.2 | $236.8 | $902.2 | $905.2 |
| | *Reported Revenue Growth* | 8.5% | 8.6% | 3.9% | 3.7% | 0.2% | -0.6% | 0.9% | 0.2% | 3.2% | 2.8% |
| | *Constant Currency Revenue Growth* | 9.5% | 9.9% | 6.7% | 6.2% | 3.2% | 2.2% | 2.9% | 2.0% | 5.3% | 5.0% |
| Recurring Revenue Mix | *% of Software Revenue that is Recurring Revenue* | 82.7% | 82.9% | 84.4% | 84.4% | 87.7% | 87.7% | 86.8% | 86.9% | 85.5% | 85.5% |
| Gross Profit Metrics | Gross Profit | $141.2 | $147.9 | $147.8 | $153.8 | $154.8 | $160.7 | $163.4 | $169.3 | $607.2 | $631.7 |
| | *Gross Margin %* | 64.8% | 67.5% | 66.3% | 68.8% | 68.7% | 71.2% | 69.2% | 71.5% | 67.3% | 69.8% |
| | *Gross Profit Growth YoY* | 9.8% | 8.9% | 4.0% | 3.2% | 1.3% | -0.3% | 7.1% | 5.7% | 5.4% | 4.2% |
| Operating Expense Metrics | Research and Development, net | $30.9 | $28.2 | $34.0 | $29.5 | $32.9 | $28.9 | $32.8 | $29.1 | $130.6 | $115.6 |
| | *% of Revenue* | 14.2% | 12.8% | 15.2% | 13.2% | 14.6% | 12.8% | 13.9% | 12.3% | 14.5% | 12.8% |
| | Selling, General and Administrative | $102.9 | $75.9 | $105.7 | $76.6 | $93.8 | $73.2 | $90.6 | $78.5 | $392.9 | $304.2 |
| | *% of Revenue* | 47.2% | 34.6% | 47.4% | 34.3% | 41.6% | 32.5% | 38.3% | 33.1% | 43.6% | 33.6% |
| Profitability Metrics | Operating (Loss) Income | $0.5 | $43.8 | $1.5 | $47.7 | $21.7 | $58.6 | $33.7 | $61.7 | $57.4 | $211.8 |
| | *Operating Margin %* | 0.2% | 20.0% | 0.7% | 21.3% | 9.6% | 26.0% | 14.3% | 26.1% | 6.4% | 23.4% |
| | Adjusted EBITDA | | $50.6 | | $54.0 | | $64.7 | | $68.0 | | $237.3 |
| | *Adjusted EBITDA Margin* | | 23.1% | | 24.2% | | 28.7% | | 28.7% | | 26.2% |
| | Diluted EPS | ($0.08) | $0.52 | ($0.12) | $0.56 | ($0.02) | $0.69 | $0.12 | $0.75 | ($0.09) | $2.52 |

| Category | ($ in millions) | Three Month Ended 4/30/2023 GAAP | 4/30/2023 Non-GAAP | 7/31/2023 GAAP | 7/31/2023 Non-GAAP | 10/31/2023 GAAP | 10/31/2023 Non-GAAP | Nine Month Ended 10/31/2023 GAAP | Nine Month Ended 10/31/2023 Non-GAAP |
|---|---|---|---|---|---|---|---|---|---|
| Revenue Metrics | Recurring Revenue | $166.4 | $167.1 | $161.0 | $161.2 | $161.1 | $161.2 | $488.6 | $489.5 |
| | Nonrecurring Revenue | $50.1 | $50.1 | $49.2 | $49.2 | $57.4 | $57.4 | $156.7 | $156.7 |
| | Total Revenue | $216.6 | $217.2 | $210.2 | $210.4 | $218.5 | $218.7 | $645.3 | $646.3 |
| | *Reported Revenue Growth* | -0.6% | -0.9% | -5.7% | -5.9% | -3.0% | -3.1% | -3.1% | -3.3% |
| | *Constant Currency Revenue Growth* | 1.0% | 0.3% | -5.8% | -6.1% | -3.6% | -3.8% | -3.0% | -3.2% |
| Recurring Revenue Mix | *% of Software Revenue that is Recurring Revenue* | 87.2% | 87.3% | 86.46% | 86.48% | 86.77% | 86.78% | 86.8% | 86.9% |
| Gross Profit Metrics | Gross Profit | $148.2 | $151.5 | $141.3 | $146.3 | $153.0 | $155.9 | $442.5 | $453.7 |
| | *Gross Margin %* | 68.4% | 69.8% | 67.2% | 69.5% | 70.0% | 71.3% | 68.6% | 70.2% |
| | *Gross Profit Growth YoY* | 5.0% | 2.4% | -4.4% | -4.9% | -1.2% | -3.0% | -0.3% | -1.9% |
| Operating Expense Metrics | Research and Development, net | $31.8 | $29.3 | $34.1 | $28.8 | $32.1 | $29.0 | $97.9 | $87.0 |
| | *% of Revenue* | 14.7% | 13.5% | 16.2% | 13.7% | 14.7% | 13.3% | 15.2% | 13.5% |
| | Selling, General and Administrative | $101.3 | $77.1 | $108.4 | $76.7 | $87.9 | $73.3 | $297.5 | $227.1 |
| | *% of Revenue* | 46.8% | 35.5% | 51.6% | 36.4% | 40.2% | 33.5% | 46.1% | 35.1% |
| Profitability Metrics | Operating (Loss) Income | $8.8 | $45.1 | ($7.5) | $40.9 | $26.7 | $53.6 | $28.0 | $139.6 |
| | *Operating Margin %* | 4.1% | 20.8% | -3.6% | 19.4% | 12.2% | 24.5% | 4.3% | 21.6% |
| | Adjusted EBITDA | | $51.9 | | $47.4 | | $59.2 | | $158.5 |
| | *Adjusted EBITDA Margin* | | 23.9% | | 22.5% | | 27.1% | | 24.5% |
| | Diluted EPS | ($0.03) | $0.53 | ($0.17) | $0.48 | $0.12 | $0.65 | ($0.09) | $1.67 |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

Recurring Summary GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP Recurring Revenue $575.6 $586.0 $633.1 $639.3 $159.4 $160.7 $166.4 $167.2 $174.2 $174.6 $185.5 $186.0 $685.5 $688.5 $166.4 $167.1 $161.0 $161.2 $161.1 $161.2 $488.6 $489.5 SaaS $218.0 $227.1 $322.8 $328.4 $94.7 $96.0 $102.6 $103.2 $115.8 $116.2 $131.1 $131.6 $444.2 $447.0 $117.1 $117.8 $113.4 $113.7 $115.7 $115.8 $346.2 $347.2 SaaS Bundled $146.0 $155.0 $183.0 $188.6 $49.3 $50.6 $54.7 $55.4 $57.0 $57.4 $61.6 $62.0 $222.6 $225.4 $59.5 $60.1 $62.1 $62.3 $63.3 $63.4 $184.8 $185.7 SaaS Unbundled $72.0 $72.2 $139.7 $139.8 $45.4 $45.4 $47.9 $47.9 $58.7 $58.7 $69.6 $69.6 $221.6 $221.6 $57.7 $57.7 $51.4 $51.4 $52.4 $52.4 $161.5 $161.5 Support $298.2 $298.4 $244.7 $244.8 $48.7 $48.7 $48.1 $48.1 $43.0 $43.0 $40.1 $40.1 $179.9 $180.0 $36.4 $36.4 $35.4 $35.4 $33.6 $33.6 $105.4 $105.4 Optional Managed Services $59.5 $60.5 $65.6 $66.2 $15.9 $16.0 $15.8 $15.8 $15.4 $15.5 $14.3 $14.3 $61.4 $61.6 $12.9 $12.9 $12.2 $12.2 $11.8 $11.8 $36.9 $36.9 Recurring Revenue Growth YoY 7.7% 4.4% 10.0% 9.1% 10.3% 10.5% 6.6% 6.3% 9.7% 8.5% 6.8% 5.9% 8.3% 7.7% 4.4% 4.0% -3.3% -3.5% -7.5% -7.7% -2.3% -2.6% Constant Currency Recurring Revenue Growth YoY 8.8% 7.9% 11.6% 11.7% 9.3% 9.1% 13.1% 11.9% 8.8% 7.8% 10.6% 10.1% 5.9% 5.4% -3.6% -3.9% -8.4% -8.5% -2.2% -2.5% SaaS Revenue Growth YoY 32.9% 20.5% 48.1% 44.6% 49.0% 49.0% 34.3% 33.6% 41.0% 38.1% 30.2% 28.3% 37.6% 36.1% 23.7% 22.7% 10.6% 10.1% -0.1% -0.3% 10.6% 10.1% Constant Currency SaaS Revenue Growth YoY 46.8% 43.3% 50.3% 50.3% 36.8% 36.2% 44.3% 41.4% 32.2% 30.2% 39.9% 38.4% 25.1% 24.1% 10.3% 9.8% -0.9% -1.2% 10.6% 10.1% Recurring Gross Profit $436.6 $450.7 $476.6 $485.4 $118.3 $120.3 $125.6 $127.3 $135.4 $137.0 $143.9 $145.7 $523.2 $530.3 $126.8 $127.9 $121.4 $123.5 $122.2 $122.9 $370.5 $374.2 Recurring Gross Margin % 75.8% 76.9% 75.3% 75.9% 74.3% 74.9% 75.5% 76.1% 77.7% 78.4% 77.6% 78.3% 76.3% 77.0% 76.2% 76.5% 75.4% 76.6% 75.9% 76.2% 75.8% 76.4% Recurring Gross Profit Growth YoY 9.2% 7.7% 11.2% 11.2% 5.9% 5.9% 11.0% 9.9% 11.0% 10.2% 9.8% 9.3% 7.1% 6.3% -3.3% -3.0% -9.7% -10.3% -2.3% -2.7% Year Ended 1/31/20234/30/2022 7/31/2022 7/31/2023 Nine Month Ended 10/31/20231/31/2022 4/30/2023 10/31/20231/31/2021 Three Month Ended R e v en u e M e tr ic s 10/31/2022 Year Ended G ro s s P ro fi t 1/31/2023 Three Months Ended ($ in millions) Year Ended

# Nonrecurring Summary

| | ($ in millions) | Year Ended 1/31/2021 | | Year Ended 1/31/2022 | |
|---|---|---|---|---|---|
| | | GAAP | Non-GAAP | GAAP | Non-GAAP |
| Revenue Metrics | **Nonrecurring Revenue** | $254.6 | $254.6 | $241.4 | $241.4 |
| | Perpetual | $141.8 | $141.8 | $138.1 | $138.1 |
| | Professional Services | $112.8 | $112.8 | $103.3 | $103.3 |
| | ***Nonrecurring Revenue Growth YoY*** | | | -5.2% | -5.2% |
| Gross Profit | **Nonrecurring Gross Profit** | $124.1 | $130.1 | $117.2 | $120.8 |
| | ***Nonrecurring Gross Margin %*** | 48.7% | 51.1% | 48.5% | 50.0% |
| | ***Nonrecurring Gross Profit Growth YoY*** | | | -5.6% | -7.2% |

| | ($ in millions) | Three Months Ended 4/30/2022 | | 7/31/2022 | | 10/31/2022 | | 1/31/2023 | | Year Ended 1/31/2023 | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP |
| Revenue Metrics | **Nonrecurring Revenue** | $58.5 | $58.5 | $56.5 | $56.5 | $51.0 | $51.0 | $50.7 | $50.7 | $216.7 | $216.7 |
| | Perpetual | $33.3 | $33.3 | $30.8 | $30.8 | $24.4 | $24.4 | $28.1 | $28.1 | $116.6 | $116.6 |
| | Professional Services | $25.3 | $25.3 | $25.7 | $25.7 | $26.5 | $26.5 | $22.6 | $22.6 | $100.1 | $100.1 |
| | ***Nonrecurring Revenue Growth YoY*** | 3.7% | 3.7% | -3.4% | -3.4% | -22.8% | -22.8% | -16.1% | -16.1% | -10.2% | -10.2% |
| Gross Profit | **Nonrecurring Gross Profit** | $26.5 | $27.6 | $25.8 | $26.5 | $23.0 | $23.7 | $22.0 | $23.5 | $97.2 | $101.3 |
| | ***Nonrecurring Gross Margin %*** | 45.2% | 47.1% | 45.6% | 47.0% | 45.0% | 46.5% | 43.3% | 46.4% | 44.8% | 46.8% |
| | ***Nonrecurring Gross Profit Growth YoY*** | -0.4% | 0.0% | -7.8% | -7.9% | -35.3% | -35.0% | -19.0% | -15.7% | -17.1% | -16.1% |

| | ($ in millions) | Three Month Ended 4/30/2023 | | 7/31/2023 | | 10/31/2023 | | Nine Month Ended 10/31/2023 | |
|---|---|---|---|---|---|---|---|---|---|
| | | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP |
| Revenue Metrics | **Nonrecurring Revenue** | $50.1 | $50.1 | $49.2 | $49.2 | $57.4 | $57.4 | $156.7 | $156.7 |
| | Perpetual | $24.3 | $24.3 | $25.2 | $25.2 | $24.6 | $24.6 | $74.1 | $74.1 |
| | Professional Services | $25.8 | $25.8 | $24.0 | $24.0 | $32.9 | $32.9 | $82.6 | $82.6 |
| | ***Nonrecurring Revenue Growth YoY*** | -14.4% | -14.4% | -12.9% | -12.9% | 12.7% | 12.7% | -5.6% | -5.6% |
| Gross Profit | **Nonrecurring Gross Profit** | $23.3 | $23.6 | $21.8 | $22.8 | $32.4 | $33.0 | $77.5 | $79.4 |
| | ***Nonrecurring Gross Margin %*** | 46.5% | 47.1% | 44.3% | 46.4% | 56.4% | 57.4% | 49.5% | 50.7% |
| | ***Nonrecurring Gross Profit Growth YoY*** | -11.9% | -14.3% | -15.4% | -13.9% | 41.1% | 39.1% | 3.1% | 2.1% |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

# Constant Currency

| ($ in millions) | Year Ended 1/31/2021 | Year Ended 1/31/2022 | Three Months Ended 4/30/2022 | Three Months Ended 7/31/2022 | Three Months Ended 10/31/2022 | Three Months Ended 1/31/2023 | Year Ended 1/31/2023 | Three Months Ended 4/30/2023 | Three Months Ended 7/31/2023 | Three Months Ended 10/31/2023 | Nine Months Ended 10/31/2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **GAAP** | | | | | | | | | | | |
| Revenue for the three months ended prior period | $ 846.5 | $ 830.2 | $ 200.9 | $ 214.6 | $ 224.8 | $ 234.2 | $ 874.5 | $ 217.9 | $ 222.9 | $ 225.2 | $ 666.0 |
| Revenue for the three months ended current period | $ 830.2 | $ 874.5 | $ 217.9 | $ 222.9 | $ 225.2 | $ 236.2 | $ 902.2 | $ 216.6 | $ 210.2 | $ 218.5 | $ 645.3 |
| Revenue for the three months ended current period at constant currency (1) | $ 829.0 | $ 865.0 | $ 220.0 | $ 229.0 | $ 232.0 | $ 241.0 | $ 921.0 | $ 220.0 | $ 210.0 | $ 217.0 | $ 646.0 |
| Reported period-over-period revenue growth | -1.9% | 5.3% | 8.5% | 3.9% | 0.2% | 0.9% | 3.2% | -0.6% | -5.7% | -3.0% | -3.1% |
| % impact from change in foreign currency exchange rates | -0.2% | -1.0% | 1.0% | 2.8% | 3.0% | 2.0% | 2.1% | 1.6% | -0.1% | -0.6% | 0.1% |
| Constant currency period-over-period revenue growth | **-2.1%** | **4.2%** | **9.5%** | **6.7%** | **3.2%** | **2.9%** | **5.3%** | **1.0%** | **-5.8%** | **-3.6%** | **-3.0%** |
| **Non-GAAP** | | | | | | | | | | | |
| Revenue for the three months ended prior period | $ 873.2 | $ 840.6 | $ 201.9 | $ 215.6 | $ 226.9 | $ 236.2 | $ 880.7 | $ 219.2 | $ 223.6 | $ 225.6 | $ 668.5 |
| Revenue for the three months ended current period | $ 840.6 | $ 880.7 | $ 219.2 | $ 223.6 | $ 225.6 | $ 236.8 | $ 905.2 | $ 217.2 | $ 210.4 | $ 218.7 | $ 646.3 |
| Revenue for the three months ended current period at constant currency (1) | $ 839.0 | $ 871.0 | $ 222.0 | $ 229.0 | $ 232.0 | $ 241.0 | $ 925.0 | $ 220.0 | $ 210.0 | $ 217.0 | $ 647.0 |
| Reported period-over-period revenue growth | -3.7% | 4.8% | 8.6% | 3.7% | -0.6% | 0.2% | 2.8% | -0.9% | -5.9% | -3.1% | -3.3% |
| % impact from change in foreign currency exchange rates | -0.2% | -1.2% | 1.3% | 2.5% | 2.8% | 1.8% | 2.2% | 1.2% | -0.2% | -0.7% | 0.1% |
| Constant currency period-over-period revenue growth | **-3.9%** | **3.6%** | **9.9%** | **6.2%** | **2.2%** | **2.0%** | **5.0%** | **0.3%** | **-6.1%** | **-3.8%** | **-3.2%** |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

# Gross Profit

| ($ in millions) | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1/31/2021 | 1/31/2022 | 4/30/2022 | 7/31/2022 | 10/31/2022 | 1/31/2023 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 10/31/2023 |
| **Gross Profit and Gross Margin** | | | | | | | | | | | |
| **Total GAAP revenue** | **$ 830.2** | **$ 874.5** | **$ 217.9** | **$ 222.9** | **$ 225.2** | **$ 236.2** | **$ 902.2** | **$ 216.6** | **$ 210.2** | **$ 218.5** | **$ 645.3** |
| Recurring costs | 139.0 | 156.6 | 41.0 | 40.9 | 38.8 | 41.6 | 162.3 | 39.6 | 39.6 | 38.9 | 118.1 |
| Nonrecurring costs | 130.5 | 124.2 | 32.1 | 30.7 | 28.0 | 28.7 | 119.5 | 26.8 | 27.4 | 25.0 | 79.2 |
| Amortization of acquired technology | 18.0 | 17.8 | 3.6 | 3.6 | 3.6 | 2.4 | 13.2 | 2.0 | 1.9 | 1.6 | 5.5 |
| **Total GAAP cost of revenue** | **287.6** | **298.6** | **76.7** | **75.1** | **70.4** | **72.8** | **295.1** | **68.4** | **68.9** | **65.5** | **202.8** |
| **GAAP gross profit** | **$ 542.7** | **$ 575.9** | **$ 141.2** | **$ 147.8** | **$ 154.8** | **$ 163.4** | **$ 607.2** | **$ 148.2** | **$ 141.3** | **$ 153.0** | **$ 442.5** |
| **GAAP gross margin** | **65.4%** | **65.9%** | **64.8%** | **66.3%** | **68.7%** | **69.2%** | **67.3%** | **68.4%** | **67.2%** | **70.0%** | **68.6%** |
| Revenue adjustments | 10.3 | 6.2 | 1.3 | 0.7 | 0.4 | 0.5 | 3.0 | 0.6 | 0.2 | 0.1 | 1.0 |
| Amortization of acquired technology | 18.0 | 17.8 | 3.6 | 3.6 | 3.6 | 2.4 | 13.2 | 2.0 | 1.9 | 1.6 | 5.5 |
| Stock-based compensation expenses | 3.3 | 5.0 | 1.2 | 1.8 | 1.3 | 1.4 | 5.7 | 0.4 | 1.4 | 1.1 | 2.9 |
| Acquisition expenses (benefit), net | 0.4 | 0.3 | 0.3 | (0.1) | - | - | 0.2 | 0.1 | 0.3 | 0.0 | 0.4 |
| Restructuring expenses | 2.2 | 0.8 | 0.3 | 0.0 | 0.6 | 1.5 | 2.4 | 0.3 | 1.2 | (0.0) | 1.4 |
| Separation expenses (2) | - | 0.1 | - | - | - | - | - | - | - | - | - |
| Impairment charges | 0.1 | - | - | - | - | - | - | - | - | - | - |
| Discontinued operations corporate overhead adjustment | 4.7 | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | (0.8) | - | - | - | - | - | - | - | - | - | - |
| **Non-GAAP gross profit** | **$ 580.8** | **$ 606.2** | **$ 147.9** | **$ 153.8** | **$ 160.7** | **$ 169.3** | **$ 631.7** | **$ 151.5** | **$ 146.3** | **$ 155.9** | **$ 453.7** |
| **Non-GAAP gross margin** | **69.1%** | **68.8%** | **67.5%** | **68.8%** | **71.2%** | **71.5%** | **69.8%** | **69.8%** | **69.5%** | **71.3%** | **70.2%** |
| **Recurring Gross Profit and Gross Margin** | | | | | | | | | | | |
| GAAP recurring revenue | $ 575.6 | $ 633.1 | $ 159.4 | $ 166.4 | $ 174.2 | $ 185.5 | $ 685.5 | $ 166.4 | $ 161.0 | $ 161.1 | $ 488.6 |
| GAAP recurring costs | 139.0 | 156.6 | 41.0 | 40.9 | 38.8 | 41.6 | 162.3 | 39.6 | 39.6 | 38.9 | 118.1 |
| **GAAP recurring gross profit** | **436.6** | **476.6** | **118.3** | **125.6** | **135.4** | **143.9** | **523.2** | **126.8** | **121.4** | **122.2** | **370.5** |
| **GAAP recurring gross margin** | **75.8%** | **75.3%** | **74.3%** | **75.5%** | **77.7%** | **77.6%** | **76.3%** | **76.2%** | **75.4%** | **75.9%** | **75.8%** |
| Recurring revenue adjustments | 10.3 | 6.2 | 1.3 | 0.7 | 0.4 | 0.5 | 3.0 | 0.6 | 0.2 | 0.1 | 1.0 |
| Recurring stock-based compensation expenses | 1.1 | 2.0 | 0.5 | 0.9 | 0.7 | 0.7 | 2.9 | 0.3 | 0.7 | 0.5 | 1.5 |
| Recurring acquisition expenses, net | 0.1 | 0.1 | 0.0 | - | - | - | 0.0 | 0.1 | 0.3 | 0.0 | 0.4 |
| Recurring restructuring expenses | 1.0 | 0.5 | 0.1 | 0.0 | 0.5 | 0.7 | 1.3 | 0.1 | 0.8 | (0.0) | 0.9 |
| Recurring separation expenses (2) | - | 0.0 | - | - | - | - | - | - | - | - | - |
| Recurring impairment charges | - | - | - | - | - | - | - | - | - | - | - |
| Recurring discontinued operations corporate overhead adjustment | 1.0 | - | - | - | - | - | - | - | - | - | - |
| Recurring allocation methodology difference | 0.6 | - | - | - | - | - | - | - | - | - | - |
| **Non-GAAP recurring gross profit** | **$ 450.7** | **$ 485.4** | **$ 120.3** | **$ 127.3** | **$ 137.0** | **$ 145.7** | **$ 530.3** | **$ 127.9** | **$ 123.5** | **$ 122.9** | **$ 374.2** |
| **Non-GAAP recurring gross margin** | **76.9%** | **75.9%** | **74.9%** | **76.1%** | **78.4%** | **78.3%** | **77.0%** | **76.5%** | **76.6%** | **76.2%** | **76.4%** |
| **Nonrecurring Gross Profit and Gross Margin** | | | | | | | | | | | |
| GAAP nonrecurring revenue | $ 254.6 | $ 241.4 | $ 58.5 | $ 56.5 | $ 51.0 | $ 50.7 | $ 216.7 | $ 50.1 | $ 49.2 | $ 57.4 | $ 156.7 |
| GAAP nonrecurring costs | 130.5 | 124.2 | 32.1 | 30.7 | 28.0 | 28.7 | 119.5 | 26.8 | 27.4 | 25.0 | 79.2 |
| **GAAP nonrecurring gross profit** | **124.1** | **117.2** | **26.5** | **25.8** | **23.0** | **22.0** | **97.2** | **23.3** | **21.8** | **32.4** | **77.5** |
| **GAAP nonrecurring gross margin** | **48.7%** | **48.5%** | **45.2%** | **45.6%** | **45.0%** | **43.3%** | **44.8%** | **46.5%** | **44.3%** | **56.4%** | **49.5%** |
| Nonrecurring revenue adjustments | - | - | - | - | - | - | - | - | - | - | - |
| Nonrecurring stock-based compensation expenses | 2.2 | 3.0 | 0.6 | 0.8 | 0.6 | 0.7 | 2.8 | 0.1 | 0.7 | 0.6 | 1.4 |
| Nonrecurring acquisition expenses (benefit), net | 0.2 | 0.2 | 0.2 | (0.1) | - | - | 0.2 | - | - | - | - |
| Nonrecurring restructuring expenses (benefit) | 1.2 | 0.3 | 0.2 | 0.0 | 0.1 | 0.8 | 1.2 | 0.2 | 0.3 | 0.0 | 0.5 |
| Nonrecurring separation expenses (2) | - | 0.0 | - | - | - | - | - | - | - | - | - |
| Nonrecurring impairment charges | 0.1 | - | - | - | - | - | - | - | - | - | - |
| Nonrecurring discontinued operations corporate overhead adjustment | 3.7 | - | - | - | - | - | - | - | - | - | - |
| Nonrecurring allocation methodology difference | (1.4) | - | - | - | - | - | - | - | - | - | - |
| **Non-GAAP nonrecurring gross profit** | **$ 130.1** | **$ 120.8** | **$ 27.6** | **$ 26.5** | **$ 23.7** | **$ 23.5** | **$ 101.3** | **$ 23.6** | **$ 22.8** | **$ 33.0** | **$ 79.4** |
| **Non-GAAP nonrecurring gross margin** | **51.1%** | **50.0%** | **47.1%** | **47.0%** | **46.5%** | **46.4%** | **46.8%** | **47.1%** | **46.4%** | **57.4%** | **50.7%** |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

# Operating Expenses

| ($ in millions) | Year Ended 1/31/2021 | Year Ended 1/31/2022 | Three Months Ended 4/30/2022 | Three Months Ended 7/31/2022 | Three Months Ended 10/31/2022 | Three Months Ended 1/31/2023 | Year Ended 1/31/2023 | Three Months Ended 4/30/2023 | Three Months Ended 7/31/2023 | Three Months Ended 10/31/2023 | Nine Months Ended 10/31/2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Research and Development, net** | | | | | | | | | | | |
| **GAAP research and development, net** | $ 128.2 | $ 123.3 | $ 30.9 | $ 34.0 | $ 32.9 | $ 32.8 | $ 130.6 | $ 31.8 | $ 34.1 | $ 32.1 | $ 97.9 |
| **as a % of GAAP revenue** | 15.4% | 14.1% | 14.2% | 15.2% | 14.6% | 13.9% | 14.5% | 14.7% | 16.2% | 14.7% | 15.2% |
| Stock-based compensation expenses | (3.9) | (7.6) | (2.4) | (4.4) | (3.5) | (2.2) | (12.6) | (2.3) | (3.5) | (3.0) | (8.8) |
| Acquisition expenses, net | (0.3) | (0.5) | (0.2) | - | - | - | (0.2) | (0.1) | (0.0) | (0.0) | (0.1) |
| Restructuring expenses | (1.4) | (0.4) | (0.1) | - | (0.5) | (1.5) | (2.1) | (0.1) | (0.2) | (0.0) | (0.3) |
| Separation expenses (2) | - | (0.5) | - | - | - | - | - | - | - | - | - |
| IT facilities and infrastructure realignment (6) | - | - | - | - | - | - | - | - | (1.6) | - | (1.6) |
| Other Adjustments | (0.0) | - | (0.0) | (0.0) | (0.0) | (0.1) | (0.1) | (0.0) | 0.0 | - | - |
| Discontinued operations corporate overhead adjustment | (16.9) | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | 7.4 | - | - | - | - | - | - | - | - | - | - |
| **Non-GAAP research and development, net** | $ 113.0 | $ 114.3 | $ 28.2 | $ 29.5 | $ 28.9 | $ 29.1 | $ 115.6 | $ 29.3 | $ 28.8 | $ 29.0 | $ 87.0 |
| **as a % of non-GAAP revenue** | 13.4% | 13.0% | 12.8% | 13.2% | 12.8% | 12.3% | 12.8% | 13.5% | 13.7% | 13.3% | 13.5% |
| **Selling, General and Administrative expenses** | | | | | | | | | | | |
| **GAAP selling, general and administrative expenses** | $ 327.3 | $ 376.8 | $ 102.9 | $ 105.7 | $ 93.8 | $ 90.6 | $ 392.9 | $ 101.3 | $ 108.4 | $ 87.9 | $ 297.5 |
| **as a % of GAAP revenue** | 39.4% | 43.1% | 47.2% | 47.4% | 41.6% | 38.3% | 43.6% | 46.8% | 51.6% | 40.2% | 46.1% |
| Stock-based compensation expenses | (38.0) | (52.7) | (14.8) | (19.5) | (15.0) | (8.5) | (57.9) | (12.2) | (14.3) | (12.1) | (38.6) |
| Acquisition benefit (expenses), net | (2.8) | (9.6) | (1.4) | (0.1) | (1.2) | 1.3 | (1.3) | (7.7) | 1.8 | 0.2 | (5.7) |
| Restructuring expenses | (3.6) | (4.8) | (2.7) | (3.8) | (1.3) | (3.0) | (10.8) | (1.0) | (1.9) | (0.5) | (3.3) |
| Separation expenses (2) | - | (12.4) | (0.6) | (0.3) | (0.3) | (0.2) | (1.3) | (0.1) | (0.2) | (0.2) | (0.6) |
| Accelerated lease costs (5) | (2.4) | (9.8) | (5.5) | (1.6) | (0.7) | (0.4) | (8.3) | (0.3) | (4.9) | (0.1) | (5.3) |
| IT facilities and infrastructure realignment (6) | - | (1.2) | (1.5) | (0.9) | (1.1) | (0.9) | (4.5) | (2.8) | (12.1) | (1.9) | (16.8) |
| Impairment charges | - | (1.6) | - | (1.8) | - | - | (1.8) | - | - | - | - |
| Other Adjustments | 0.5 | (0.1) | (0.5) | (1.1) | (0.9) | (0.4) | (2.9) | (0.0) | (0.2) | (0.0) | (0.2) |
| Discontinued operations corporate overhead adjustment | (29.3) | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | (5.5) | - | - | - | - | - | - | - | - | - | - |
| **Non-GAAP selling, general and administrative expenses** | $ 246.3 | $ 284.6 | $ 75.9 | $ 76.6 | $ 73.2 | $ 78.5 | $ 304.2 | $ 77.1 | $ 76.7 | $ 73.3 | $ 227.1 |
| **as a % of non-GAAP revenue** | 29.3% | 32.3% | 34.6% | 34.3% | 32.5% | 33.1% | 33.6% | 35.5% | 36.4% | 33.5% | 35.1% |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

Operating Margin Year Ended Year Ended Year Ended Nine Months Ended ($ in millions) 1/31/2021 1/31/2022 4/30/2022 7/31/2022 10/31/2022 1/31/2023 1/31/2023 4/30/2023 7/31/2023 10/31/2023 10/31/2023 GAAP operating (loss) income 57.4$ 46.8$ 0.5$ 1.5$ 21.7$ 33.7$ 57.4$ 8.8$ (7.5)$ 26.7$ 28.0$ GAAP operating margin 6.9% 5.4% 0.2% 0.7% 9.6% 14.3% 6.4% 4.1% -3.6% 12.2% 4.3% Revenue adjustments 10.3 6.2 1.3 0.7 0.4 0.5 3.0 0.6 0.2 0.1 1.0 Amortization of acquired technology 18.0 17.8 3.6 3.6 3.6 2.4 13.2 2.0 1.9 1.6 5.5 Amortization of other acquired intangible assets 29.8 29.0 6.8 6.6 6.4 6.4 26.2 6.3 6.4 6.3 19.0 Stock-based compensation expenses 45.2 65.3 18.4 25.7 19.9 12.2 76.1 15.0 19.1 16.2 50.3 Acquisitions (benefit) expenses, net 3.4 10.4 1.8 0.0 1.2 (1.3) 1.7 7.8 (1.5) (0.2) 6.1 Restructuring expenses 7.1 6.0 3.1 3.8 2.4 5.9 15.3 1.4 3.2 0.5 5.1 Separation expenses (2) - 12.9 0.6 0.3 0.3 0.2 1.3 0.1 0.2 0.2 0.6 Accelerated lease costs (5) 2.4 9.8 5.5 1.6 0.7 0.4 8.3 0.3 4.9 0.1 5.3 IT facilities and infrastructure realignment (6) - 1.2 1.5 0.9 1.1 0.9 4.5 2.8 13.7 1.9 18.5 Impairment charges 0.1 1.6 - 1.8 - - 1.8 - - - - Other adjustments (0.4) 0.1 0.6 1.1 0.9 0.5 3.0 0.0 0.2 0.0 0.2 Discontinued operations corporate overhead adjustment 50.9 - - - - - - - - - - Allocation methodology difference (2.7) - - - - - - - - - - Non-GAAP operating income 221.5$ 207.2$ 43.8$ 47.7$ 58.6$ 61.7$ 211.8$ 45.1$ 40.9$ 53.6$ 139.6$ Non-GAAP operating margin 26.4% 23.5% 20.0% 21.3% 26.0% 26.1% 23.4% 20.8% 19.4% 24.5% 21.6% Three Months Ended Three Months Ended

Adjusted EBITDA Margin Year Ended Year Ended Year Ended Nine Months Ended ($ in millions) 1/31/2021 1/31/2022 4/30/2022 7/31/2022 10/31/2022 1/31/2023 1/31/2023 4/30/2023 7/31/2023 10/31/2023 10/31/2023 GAAP net (loss) income from continuing operations (48.6)$ 15.7$ 0.6$ (2.2)$ 4.2$ 13.1$ 15.7$ 3.6$ (5.8)$ 12.9$ 10.7$ As a percentage of GAAP revenue -5.9% 1.8% 0.3% -1.0% 1.9% 5.5% 1.7% 1.7% -2.8% 5.9% 1.7% Provision for (benefit from) income taxes 6.9 23.9 0.3 2.8 17.4 18.6 39.1 4.4 (2.5) 13.0 14.8 Other expense, net 99.1 7.3 (0.4) 0.9 0.1 2.0 2.6 0.8 0.8 0.9 2.5 Depreciation and amortization (3) 75.0 72.6 17.4 16.6 16.2 15.1 65.3 16.9 24.7 13.9 55.4 Revenue adjustments 10.3 6.2 1.3 0.7 0.4 0.5 3.0 0.6 0.2 0.1 1.0 Stock-based compensation expenses 45.2 65.3 18.4 25.7 19.9 12.2 76.1 15.0 19.1 16.2 50.3 Acquisitions (benefit) expenses, net 3.4 10.4 1.8 0.0 1.2 (1.3) 1.7 7.8 (1.5) (0.2) 6.1 Restructuring expenses 7.1 5.9 3.0 3.7 2.3 5.8 14.9 1.3 3.2 0.5 5.0 Separation expenses (2) - 12.6 0.6 0.3 0.3 0.2 1.3 0.1 0.2 0.2 0.6 Accelerated lease costs (5) 2.4 9.8 5.5 1.6 0.7 0.4 8.3 0.3 4.9 0.1 5.3 IT facilities and infrastructure realignment (6) - 1.2 1.5 0.9 1.1 0.9 4.5 1.0 3.9 1.7 6.7 Impairment charges 0.1 1.6 - 1.8 - - 1.8 - - - - Other adjustments (0.4) 0.1 0.6 1.1 0.9 0.5 3.0 0.0 0.2 0.0 0.2 Discontinued operations corporate overhead adjustment 50.9 - - - - - - - - - - Allocation methodology difference (2.7) - - - - - - - - - - Adjusted EBITDA 248.8$ 232.5 50.6 54.0 64.7 68.0 237.3 51.9 47.4 59.2 158.5 As a percentage of non-GAAP revenue 29.6% 26.4% 23.1% 24.2% 28.7% 28.7% 26.2% 23.9% 22.5% 27.1% 24.5% Three Months Ended Three Months Ended

# Other Expense, Tax and Net Income

| ($ in millions) | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1/31/2021 | 1/31/2022 | 4/30/2022 | 7/31/2022 | 10/31/2022 | 1/31/2023 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 10/31/2023 |
| **Other Expense Reconciliation** | | | | | | | | | | | |
| **GAAP other (expense) income, net** | $ (99.1) | $ (7.3) | $ 0.4 | $ (0.9) | $ (0.1) | $ (2.0) | $ (2.6) | $ (0.8) | $ (0.8) | $ (0.9) | $ (2.5) |
| Unrealized losses on derivatives, net | 1.1 | 14.3 | - | - | - | - | - | - | - | - | - |
| Amortization of convertible note discount | 12.9 | - | - | - | - | - | - | - | - | - | - |
| Expenses and losses on debt modification or retirement | 1.5 | 2.5 | - | - | - | - | - | 0.2 | - | - | 0.2 |
| Change in fair value of future tranche right | 56.1 | (15.8) | - | - | - | - | - | - | - | - | - |
| Acquisition expenses (benefit), net | 0.1 | (3.5) | - | - | - | - | - | (0.2) | - | - | (0.2) |
| Separation expenses (benefit) | - | - | - | - | - | 1.3 | 1.3 | (0.0) | (0.1) | (0.1) | (0.2) |
| Other adjustments | - | (1.2) | - | - | - | - | - | - | - | - | - |
| **Non-GAAP other (expense) income, net** | $ (27.3) | $ (11.0) | $ 0.4 | $ (0.9) | $ (0.1) | $ (0.8) | $ (1.3) | $ (0.7) | $ (0.9) | $ (1.0) | $ (2.6) |
| **Tax Provision (Benefit) Reconciliation** | | | | | | | | | | | |
| **GAAP provision for (benefit from) income taxes** | $ 6.9 | $ 23.9 | $ 0.3 | $ 2.8 | $ 17.4 | $ 18.6 | $ 39.1 | $ 4.4 | $ (2.5) | $ 13.0 | $ 14.8 |
| **GAAP effective income tax rate** | -16.6% | 60.4% | 34.0% | 465.4% | 80.5% | 58.6% | 71.4% | 54.6% | 30.5% | 50.2% | 58.0% |
| Non-GAAP tax adjustments | 9.2 | (2.3) | 4.2 | 1.9 | (11.3) | (14.7) | (19.9) | (0.3) | 6.1 | (8.6) | (2.8) |
| **Non-GAAP provision for income taxes** | $ 16.2 | $ 21.6 | $ 4.5 | $ 4.7 | $ 6.1 | $ 3.8 | $ 19.2 | $ 4.1 | $ 3.6 | $ 4.3 | $ 12.0 |
| **Non-GAAP effective income tax rate** | 8.3% | 11.0% | 10.2% | 10.1% | 10.4% | 6.3% | 9.1% | 9.2% | 9.0% | 8.2% | 8.8% |
| **Net (Loss) Income from Continuing Operations Attributable to Verint Systems Inc. Common Shares Reconciliation** | | | | | | | | | | | |
| **GAAP net (loss) income from continuing operations attributable to Verint Systems Inc. common shares** | $ (57.3) | $ (4.5) | $ (4.9) | $ (7.6) | $ (1.1) | $ 7.7 | $ (5.9) | $ (1.9) | $ (11.2) | $ 7.4 | $ (5.7) |
| Total GAAP net (loss) income adjustments (4) | 234.3 | 177.9 | 39.1 | 49.5 | 53.4 | 49.2 | 196.4 | 36.7 | 42.1 | 40.6 | 129.8 |
| **Non-GAAP net income from continuing operations attributable to Verint Systems Inc.common shares** | $ 177.0 | $ 173.4 | $ 34.2 | $ 41.9 | $ 52.3 | $ 57.0 | $ 190.5 | $ 34.8 | $ 30.9 | $ 48.0 | $ 124.1 |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

EPS and Diluted Shares Outstanding Year Ended Year Ended Year Ended Nine Months Ended ($ in millions, except share and per share data; shares in thousands) 1/31/2021 1/31/2022 4/30/2022 7/31/2022 10/31/2022 1/31/2023 1/31/2023 4/30/2023 7/31/2023 10/31/2023 10/31/2023 GAAP diluted net loss from continuing operations per common share attributable to Verint Systems Inc. (0.88)$ (0.07)$ (0.08)$ (0.12)$ (0.02)$ 0.12$ (0.09)$ (0.03)$ (0.17)$ 0.12$ (0.09)$ Non-GAAP diluted net income from continuing operations per common share attributable to Verint Systems Inc. (4) 2.57$ 2.28$ 0.52$ 0.56$ 0.69$ 0.75$ 2.52$ 0.53$ 0.48$ 0.65$ 1.67$ GAAP weighted-average shares used in computing diluted net loss from continuing operations per common share 65,173 65,591 64,947 64,958 65,583 66,131 65,332 64,940 64,294 64,144 64,411 Additional weighted-average shares applicable to non-GAAP net income from continuing operations per common share attributable to Verint Systems Inc 3,654 10,419 1,255 10,356 10,004 9,478 10,235 447 269 9,478 9,802 Non-GAAP diluted weighted-average shares used in computing net income from continuing operations per common share (4) 68,827 76,010 66,202 75,314 75,587 75,609 75,567 65,387 64,563 73,622 74,213 Three Months Ended Three Months Ended

Debt As of As of As of As of ($ in millions) 1/31/2023 4/30/2023 7/31/2023 10/31/2023 Current maturities of long-term debt -$ -$ -$ -$ Long-term debt 408.9 409.7 410.0 410.5 Unamortized debt discounts and issuance costs 6.1 5.3 5.0 4.5 Gross debt 415.0 415.0 415.0 415.0 Less: Cash and cash equivalents 282.1 260.7 231.3 209.6 Restricted cash and cash equivalents, and restricted bank time deposits 0.3 0.3 - 1.8 Short-term investments 0.7 3.6 1.5 0.7 Long-term restricted cash, cash equivalents, bank time deposits and investments 0.3 0.3 0.2 0.2 Net debt, including long-term restricted cash, cash equivalents, bank time deposits, and investments 131.6$ 150.1$ 182.0$ 202.7$

# Revenue Metrics Reconciliation

| ($ in millions) | Year Ended 1/31/2021 | Year Ended 1/31/2022 | Three Months Ended 4/30/2022 | Three Months Ended 7/31/2022 | Three Months Ended 10/31/2022 | Three Months Ended 1/31/2023 | Year Ended 1/31/2023 | Three Month Ended 4/30/2023 | Three Month Ended 7/31/2023 | Three Month Ended 10/31/2023 | Nine Months Ended 10/31/2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Recurring revenue- GAAP** | $ 575.6 | $ 633.1 | $ 159.4 | $ 166.4 | $ 174.2 | $ 185.5 | $ 685.5 | $ 166.4 | $ 161.0 | $ 161.1 | $ 488.6 |
| SaaS revenue - GAAP | 218.0 | 322.8 | 94.7 | 102.6 | 115.8 | 131.1 | 444.2 | 117.1 | 113.4 | 115.7 | 346.2 |
| Optional managed services revenue - GAAP | 59.5 | 65.6 | 15.9 | 15.8 | 15.4 | 14.3 | 61.4 | 12.9 | 12.2 | 11.8 | 36.9 |
| Support revenue - GAAP | 298.2 | 244.7 | 48.7 | 48.1 | 43.0 | 40.1 | 179.9 | 36.4 | 35.4 | 33.6 | 105.4 |
| **Nonrecurring revenue - GAAP** | 254.6 | 241.4 | 58.5 | 56.5 | 51.0 | 50.7 | 216.7 | 50.1 | 49.2 | 57.4 | 156.7 |
| Perpetual revenue - GAAP | 141.8 | 138.1 | 33.3 | 30.8 | 24.4 | 28.1 | 116.6 | 24.3 | 25.2 | 24.6 | 74.1 |
| Professional services revenue - GAAP | 112.8 | 103.3 | 25.3 | 25.7 | 26.5 | 22.6 | 100.1 | 25.8 | 24.0 | 32.9 | 82.6 |
| **Total revenue - GAAP** | $ 830.2 | $ 874.5 | $ 217.9 | $ 222.9 | $ 225.2 | $ 236.2 | $ 902.2 | $ 216.6 | $ 210.2 | $ 218.5 | $ 645.3 |
| **Estimated recurring revenue adjustments** | 10.3 | 6.2 | 1.3 | 0.7 | 0.4 | 0.5 | 3.0 | 0.6 | 0.2 | 0.1 | 1.0 |
| Estimated SaaS revenue adjustments | 9.2 | 5.6 | 1.3 | 0.7 | 0.4 | 0.5 | 2.8 | 0.6 | 0.2 | 0.1 | 1.0 |
| Estimated optional managed services revenue adjustments | 1.0 | 0.5 | 0.1 | 0.1 | 0.0 | 0.0 | 0.2 | 0.0 | 0.0 | 0.0 | 0.0 |
| Estimated support revenue adjustments | 0.2 | 0.0 | 0.0 | - | - | - | 0.0 | - | - | - | - |
| **Estimated nonrecurring revenue adjustments** | - | - | - | - | - | - | - | - | - | - | - |
| Estimated perpetual revenue adjustments | - | - | - | - | - | - | - | - | - | - | - |
| Estimated professional services revenue adjustments | - | - | - | - | - | - | - | - | - | - | - |
| **Total estimated revenue adjustments** | 10.3 | 6.2 | 1.3 | 0.7 | 0.4 | 0.5 | 3.0 | 0.6 | 0.2 | 0.1 | 1.0 |
| **Recurring revenue- non-GAAP** | $ 586.0 | $ 639.3 | $ 160.7 | $ 167.2 | $ 174.6 | $ 186.0 | $ 688.5 | $ 167.1 | $ 161.2 | $ 161.2 | $ 489.5 |
| SaaS revenue - non-GAAP | 227.1 | 328.4 | 96.0 | 103.2 | 116.2 | 131.6 | 447.0 | 117.8 | 113.7 | 115.8 | 347.2 |
| Optional managed services revenue - non-GAAP | 60.5 | 66.2 | 16.0 | 15.8 | 15.5 | 14.3 | 61.6 | 12.9 | 12.2 | 11.8 | 36.9 |
| Support revenue - non-GAAP | 298.4 | 244.8 | 48.7 | 48.1 | 43.0 | 40.1 | 180.0 | 36.4 | 35.4 | 33.6 | 105.4 |
| **Nonrecurring revenue - non-GAAP** | 254.6 | 241.4 | 58.5 | 56.5 | 51.0 | 50.7 | 216.7 | 50.1 | 49.2 | 57.4 | 156.7 |
| Perpetual revenue - non-GAAP | 141.8 | 138.1 | 33.3 | 30.8 | 24.4 | 28.1 | 116.6 | 24.3 | 25.2 | 24.6 | 74.1 |
| Professional services revenue - non-GAAP | 112.8 | 103.3 | 25.3 | 25.7 | 26.5 | 22.6 | 100.1 | 25.8 | 24.0 | 32.9 | 82.6 |
| **Total revenue - non-GAAP** | $ 840.6 | $ 880.7 | $ 219.2 | $ 223.6 | $ 225.6 | $ 236.8 | $ 905.2 | $ 217.2 | $ 210.4 | $ 218.7 | $ 646.3 |

© 2023 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners.

SaaS Revenue Reconciliation Year Ended Year Ended Year Ended Nine Months Ended ($ in millions) 1/31/2021 1/31/2022 4/30/2022 7/31/2022 10/31/2022 1/31/2023 1/31/2023 4/30/2023 7/31/2023 10/31/2023 10/31/2023 Bundled SaaS revenue - GAAP 146.0$ 183.0$ 49.3$ 54.7$ 57.0$ 61.6$ 222.6$ 59.5$ 62.1$ 63.3$ 184.8$ Unbundled SaaS revenue - GAAP 72.0 139.7 45.4 47.9 58.7 69.6 221.6 57.7 51.4 52.4 161.5 SaaS revenue - GAAP 218.0 322.8 94.7 102.6 115.8 131.1 444.2 117.1 113.4 115.7 346.2 Estimated bundled SaaS revenue adjustments 9.0 5.6 1.3 0.7 0.4 0.5 2.8 0.6 0.2 0.1 1.0 Estimated unbundled SaaS revenue adjustments 0.2 0.1 - - - - - - - - - Estimated SaaS revenue adjustments 9.2 5.6 1.3 0.7 0.4 0.5 2.8 0.6 0.2 0.1 1.0 Bundled SaaS revenue - non-GAAP 155.0 188.6 50.6 55.4 57.4 62.0 225.4 60.1 62.3 63.4 185.7 Unbundled SaaS revenue - non-GAAP 72.2 139.8 45.4 47.9 58.7 69.6 221.6 57.7 51.4 52.4 161.5 SaaS revenue - non-GAAP 227.1$ 328.4$ 96.0$ 103.2$ 116.2$ 131.6$ 447.0$ 117.8$ 113.7$ 115.8$ 347.2$ Three Months Ended Three Months Ended

Footnotes

Supplemental Info Non-GAAP Measures

Supplemental Info Non-GAAP Measures

Supplemental Info Non-GAAP Measures

Supplemental Info Non-GAAP Measures